Virtus AlphaSimplex Managed Futures Strategy Fund (the “Fund”),

a series of Virtus Alternative Solutions Trust (the “Trust”)

Supplement dated December 16, 2025 to the Summary Prospectus and Virtus Alternative Solutions Trust Statutory Prospectus applicable to Fund (collectively, the “Prospectuses”) and to the Virtus Alternative Solutions Trust Statement of Additional Information (“SAI”) applicable to the Fund, each dated April 28, 2025, as supplemented

Important Notice to Investors

On September 23, 2025, the Trust notified shareholders by supplement that Class C Shares of the Fund would no longer be available for purchase as of January 21, 2026 by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined in that supplement).

The Trust has since decided to continue offering Class C Shares of the Fund for sale to new and existing shareholders until further notice.

In addition, dividends and/or capital gain distributions may continue to be reinvested in Class C Shares of the Fund, and shareholders of Virtus Mutual Funds may continue to exchange their Class C Shares of a Virtus Mutual Fund for Class C Shares of the Fund, as permitted by existing exchange privileges.

Accordingly, the Trust’s supplement dated September 23, 2025, is hereby rescinded solely with respect to the Fund listed herein.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAST 8079/AlphaSimplex Managed Futures Class C Revision (12/2025)